Exhibit 10.9

STOCK PLEDGE AGREEMENT

This STOCK PLEDGE AGREEMENT (“Agreement”) is entered into as of the 30th day of March, 2010 by and between St. George Investments, LLC, an Illinois limited liability company, its successors or assigns (the “Secured Party”), with its principal executive office at 303 East Wacker Drive, Suite 311, Chicago, Illinois 60601, and Kenneth O. Morgan, an individual residing at 209 South Stephanie Street, Suite B221, Henderson, Nevada 89012 (the “Pledgor”).

A.           Effective as of the date hereof, Secured Party loaned to Helix Wind, Corp, a Nevada corporation (the “Maker”), certain funds (the “Loan”) evidenced by a Convertible Secured Promissory Note of even date herewith in the principal amount of $779,500.00 made by the Maker in favor of the Secured Party substantially in the form attached hereto as Exhibit A (the “First Note”).

B.           The Loan was made and the First Note was issued in connection with that certain Note and Warrant Purchase Agreement of even date herewith by and between the Maker and the Secured Party (the “Purchase Agreement”).

C.           Subject and pursuant to the terms and conditions of the Purchase Agreement, the Secured Party anticipates making four additional loans to the Maker (the “Additional Loans”) on each monthly anniversary of the issuance of the First Note for the four calendar months immediately following such issuance, each of which shall be evidenced by additional Convertible Secured Promissory Notes designated as the Second Note, Third Note, Fourth Note and Fifth Note, respectively, in the Purchase Agreement, each in the principal amount of $130,000.00 made by the Maker in favor of the Secured Party substantially in the form attached hereto as Exhibit B (each, an “Additional Note” and, together with the First Note collectively, the “Notes” and individually, a “Note”).

D.           The Pledgor is a primary and significant stockholder of the Maker and shall materially benefit from the Loan and Additional Loans and other financial accommodations granted to the Maker pursuant to the Notes.

E.           The Pledgor has agreed to pledge certain securities of the Maker to secure the Maker’s performance of its obligations under all of the Notes.

F.           The Secured Party is willing to accept the First Note and all the other Notes only upon receiving the Pledgor’s pledge of certain stock as set forth in this Agreement.

NOW, THEREFORE, in consideration of $10.00, the premises, the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Grant of Security Interest.  The Pledgor hereby pledges to the Secured Party as collateral and security for the Secured Obligations (as defined in Section 2) the securities initially set forth on the attached Schedule 1 of this Agreement, signed in blank and together with medallion guaranteed stock powers and an irrevocable instruction letter to the transfer agent (the “Transfer Agent”) substantially in the form attached hereto to as Exhibit C (the “Instruction Letter”) of the Maker’s common stock (the “Pledged Shares”).  The Secured Party shall have the right to exercise the rights and remedies set forth herein and in the Notes if an Event of Default or a Liquidity Default (each as defined in the Notes) shall occur.  The Pledgor is the beneficial and record owner of the Pledged Shares set forth on such Schedule.  Such Pledged Shares, together with any additions, replacements, accessions or substitutes therefor or proceeds thereof, are hereinafter referred to collectively as the “Collateral.” For purposes of this Section 1, the market value of the Collateral shall be the Conversion Price (as defined in the applicable Note).

2.           Secured Obligations.  During the term hereof, the Collateral shall secure the performance by the Maker of all of its obligations under each and every one of the Notes (the “Secured Obligations”).

3.           Perfection of Security Interests.

(a)  Upon execution of this Agreement, the Pledgor shall deliver the Pledged Shares, together with stock powers (signed in blank and with Medallion Guarantees annexed), to the Secured Party.

(b)           The Pledgor will, at his own expense, cause to be searched the public records with respect to the Collateral and will execute, deliver, file and record (in such manner and form as the Secured Party may require), or permit the Secured Party to file and record, as the Pledgor’s attorney-in-fact, any financing statements, any carbon, photographic or other reproduction of a financing statement or this Agreement (which shall be sufficient as a financing statement hereunder), any specific assignments or other paper that may be reasonably necessary or desirable, or that the Secured Party may request, in order to create, preserve, perfect or validate any security interest or to enable the Secured Party to exercise and enforce its rights hereunder with respect to any of the Collateral.  The Pledgor hereby appoints the Secured Party as the Pledgor’s attorney-in-fact to execute in the name and behalf of the Pledgor such additional financing statements as the Secured Party may request.

4.           Assignment.  In connection with the transfer of a Note in accordance with its terms, the Secured Party may assign or transfer the whole or any part of its security interest granted hereunder, and may transfer as collateral security the whole or any part of its security interest in the Collateral.  Any transferee of the Collateral shall be vested with all of the rights and powers of the Secured Party hereunder with respect to the Collateral.

5.           Representations and Warranties of the Pledgor.

(a)           Title. The Pledgor represents and warrants hereby to the Secured Party as follows with respect to the Pledged Shares:

(i)             The Collateral is free and clear of any encumbrances of every nature whatsoever, and the Pledgor is the sole owner of the Pledged Shares;

(ii)            The Pledgor further agrees not to grant or create any security interest, claim, lien, pledge or other encumbrance with respect to such Collateral or attempt to sell, transfer or otherwise dispose of the Collateral, until the Secured Obligations have been paid in full or this Agreement terminates; and

(iii)           This Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms (except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws now or hereafter in effect).

(b)           Other.

(i)             The Pledgor has made necessary inquiries of the Maker and believes that the Maker fully intends to fulfill and has the capability of fulfilling the Secured Obligations to be performed by the Maker in accordance with the terms of the Notes.

(ii)            The Pledgor is not acting, and has not agreed to act, in any plan to sell or dispose of any Pledged Shares in a manner intended to circumvent the registration requirements of the Securities Act of 1933, as amended, or any applicable state law.

(iii)           The Pledgor has been advised by counsel of the elements of a bona-fide pledge for purposes of Rule 144(d)(3)(iv) under the Securities Act of 1933, as amended, including the relevant U.S. Securities and Exchange Commission interpretations, and affirms that the pledge of shares by the undersigned pursuant to this Agreement will constitute a bona-fide pledge of such shares for purposes of such Rule.

6.             Collection of Dividends and Interest.  During the term of this Agreement and so long as the Pledgor is not in default under any of the Notes, the Pledgor is authorized to collect all dividends, distributions, interest payments, and other amounts that may be, or may become, due on any of the Collateral.

7.             Voting Rights.  During the term of this Agreement and until such time as this Agreement has terminated or the Secured Party has exercised its rights under this Agreement to foreclose its security interest in the Collateral, the Pledgor shall have the right to exercise any voting rights evidenced by, or relating to, the Collateral.

8.             Warrants and Options.  In the event that, during the term of this Agreement, subscription, spin-off, warrants, dividends, or any other rights or option shall be issued in connection with the Collateral, such warrants, dividends, rights and options shall be immediately delivered to the Secured Party to be held under the terms hereof in the same manner as the Collateral.

9.             Preservation of the Value of the Collateral.  The Pledgor shall pay all taxes, charges, and assessments against the Collateral and do all acts necessary to preserve and maintain the value thereof.

10.           The Secured Party as the Pledgor’s Attorney-in-Fact.

(a)           The Pledgor hereby irrevocably appoints the Secured Party as the Pledgor’s attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor, the Secured Party or otherwise, from time to time at the Secured Party’s discretion, to take any action and to execute any instrument that the Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:  (i) upon the occurrence and during the continuance of an Event of Default (as defined below), to receive, endorse, and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof to the extent permitted hereunder and to give full discharge for the same and to execute and file governmental notifications and reporting forms; and (ii) to arrange for the transfer of the Collateral on the books of the Maker or any other person to the name of the Secured Party or to the name of the Secured Party’s nominee.

(b)           In addition to the designation of the Secured Party as the Pledgor’s attorney-in-fact in subsection (a), the Pledgor hereby irrevocably appoints the Secured Party as the Pledgor’s agent and attorney-in-fact to make, execute and deliver any and all documents and writings which may be necessary or appropriate for approval of, or be required by, any regulatory authority located in any city, county, state or country where the Pledgor or the Maker engages in business, in order to transfer or to more effectively transfer any of the Pledged Shares or otherwise enforce the Secured Party’s rights hereunder.

11.           Remedies upon Default.  Upon the occurrence and during the continuance of an Event of Default under any of the Notes (“Event of Default”):

(a)           The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a Secured Party on default under applicable law (irrespective of whether such applies to the affected items of Collateral), and the Secured Party may also without notice (except as specified below) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral.  To the maximum extent permitted by applicable law, the Secured Party may be the purchaser of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply all or any part of the Secured Obligations as a credit on account of the purchase price of any Collateral payable at such sale.  Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, or appraisal that he now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) calendar days notice to the Pledgor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification.  The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  To the maximum extent permitted by law, the Pledgor hereby waives any claims against the Secured Party arising because the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. Notwithstanding anything contained herein, in the Event of Default, the sole recourse of Secured Party against Pledgor under the Loan, this Agreement and the financing transactions described herein shall be limited to Secured Party’s rights with respect to the Pledged Shares as described in this Agreement, and Pledgor shall have no liability or obligations whatsoever with respect to any deficiencies.

(b)           The Pledgor hereby agrees that any sale or other disposition of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, or other financial institutions in the city and state where the Secured Party is located in disposing of property similar to the Collateral shall be deemed to be commercially reasonable.

(c)           The Pledgor hereby acknowledges that the sale by the Secured Party of any Collateral pursuant to the terms hereof in compliance with the Securities Act of 1933, as amended, as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect (the “Securities Act”), as well as applicable “Blue Sky” or other state securities laws, may require strict limitations as to the manner in which the Secured Party or any subsequent transferee of the Collateral may dispose thereof.  The Pledgor acknowledges and agrees that in order to protect the Secured Party’s interest it may be necessary to sell the Collateral at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering under the Securities Act.  The Pledgor has no objection to a sale in such a manner and agrees that the Secured Party shall have no obligation to obtain the maximum possible price for the Collateral.  Without limiting the generality of the foregoing, the Pledgor agrees that, upon the occurrence and during the continuation of an Event of Default, the Secured Party may, subject to applicable law, from time to time attempt to sell all or any part of the Collateral by a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution.  In so doing, the Secured Party may solicit offers to buy the Collateral or any part thereof for cash, from a limited number of investors reasonably believed by the Secured Party to be institutional investors or other accredited investors who might be interested in purchasing the Collateral.  If the Secured Party shall solicit such offers, then the acceptance by the Secured Party of one of the offers shall be deemed to be a commercially reasonable method of disposition of the Collateral.

(d)           If the Secured Party shall determine to exercise its right to sell all or any portion of the Collateral pursuant to this Section, then the Pledgor agrees that, upon request of the Secured Party, the Pledgor, at his own expense, shall:

 (i)             execute and deliver, or cause the officers and directors of the Maker to execute and deliver, to any person, entity or governmental authority as the Secured Party may choose, any and all documents and writings which, in the Secured Party’s reasonable judgment, may be necessary or appropriate for approval, or be required by, any regulatory authority located in any city, county, state or country where the Pledgor or the Maker engage in business, in order to transfer or to more effectively transfer the Collateral or otherwise enforce the Secured Party’s rights hereunder;

 (ii)            do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law; and

 (iii)           cause the Maker to timely file all periodic reports required to be filed by the Maker under the Securities Exchange Act of 1934, as amended.

The Pledgor acknowledges that there is no adequate remedy at law for failure by him to comply with the provisions of this Section 11 and that such failure would not be adequately compensable in damages, and therefore agrees that his agreements contained in this Section 11 may be specifically enforced.

(e)           THE PLEDGOR EXPRESSLY WAIVES TO THE MAXIMUM EXTENT PERMITTED BY LAW:  (i) ANY CONSTITUTIONAL OR OTHER RIGHT TO A JUDICIAL HEARING PRIOR TO THE TIME THE SECURED PARTY DISPOSES OF ALL OR ANY PART OF THE COLLATERAL AS PROVIDED IN THIS SECTION; (ii) ALL RIGHTS OF REDEMPTION, STAY, OR APPRAISAL THAT HE NOW HAS OR MAY AT ANY TIME IN THE FUTURE HAVE UNDER ANY RULE OF LAW OR STATUTE NOW EXISTING OR HEREAFTER ENACTED; AND (iii) EXCEPT AS SET FORTH IN SUBSECTION (a) OF THIS SECTION 11, ANY REQUIREMENT OF NOTICE, DEMAND, OR ADVERTISEMENT FOR SALE.

12.            (a)           Term of Agreement.  This Agreement shall continue in full force and effect until payment in full of all of the Notes.  Upon payment in full of all of the Notes, the security interests in the relevant Collateral shall be deemed released, and any portion of the Collateral not transferred to or sold by the Secured Party shall be returned to the Pledgor.  Upon termination of this Agreement, the relevant Collateral shall be returned within five (5) trading days to the Pledgor, as contemplated above.

(b)           Application of Proceeds.  Upon the occurrence and during the continuance of an Event of Default, any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by the Secured Party of its remedies as a secured creditor as provided in Section 11 shall be applied from time to time by the Secured Party as provided in the Notes.

13.           Indemnity and Expenses.  The Pledgor agrees:

(a)           To indemnify and hold harmless the Secured Party and each of its agents and affiliates from and against any and all claims, damages, demands, losses, obligations, judgments and liabilities (including, without limitation, reasonable attorneys’ fees and expenses) in any way arising out of or in connection with this Agreement or the Secured Obligations, except to the extent the same shall arise as a result of the gross negligence or willful misconduct of the party seeking to be indemnified; and

(b)           To pay and reimburse the Secured Party upon demand for all reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) that the Secured Party may incur in connection with (i) the custody, use or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, including the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, (ii) the exercise or enforcement of any rights or remedies granted hereunder, under any of the Notes or otherwise available to it (whether at law, in equity or otherwise), or (iii) the failure by the Pledgor to perform or observe any of the provisions hereof.  The provisions of this Section 13 shall survive the execution and delivery of this Agreement, the repayment of any of the Secured Obligations, the termination of the commitments of the Secured Party under the Notes and the termination of this Agreement.

14.           Duties of the Secured Party.  The powers conferred upon the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose on it any duty to exercise such powers.  Except as provided in Section 9-207 of the Uniform Commercial Code of the State of Illinois, the Secured Party shall have no duty with respect to the Collateral or any responsibility for taking any necessary steps to preserve rights against any persons with respect to any Collateral.

15.           Choice of Law and Venue; Submission to Jurisdiction; Service of Process.

(a)           THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS (WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF).  THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF COOK, STATE OF ILLINOIS OR, AT THE SOLE OPTION OF THE SECURED PARTY, IN ANY OTHER COURT IN WHICH THE SECURED PARTY SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY.

(b)           THE PLEDGOR HEREBY SUBMITS FOR HIMSELF AND IN RESPECT OF HIS PROPERTY, GENERALLY AND UNCONDITIONALLY, TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT HE MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

(c)           THE PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT, OR OTHER PROCESS ISSUED IN ANY ACTION OR PROCEEDING AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT, OR OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE PLEDGOR AT HIS ADDRESS FOR NOTICES IN ACCORDANCE WITH THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE PLEDGOR’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

(d)           NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF THE SECURED PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY THE SECURED PARTY OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

16.           Amendments; etc.  No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No failure on the part of the Secured Party to exercise, and no delay in exercising any right under this Agreement, any other document or documents delivered in connection with the transactions contemplated by the Notes, this Agreement or any other agreement entered into in conjunction herewith or therewith (all such documents are hereinafter referred to collectively as the “Loan Documents”, and each individually as a “Loan Document”), or otherwise with respect to any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Secured Obligations preclude any other or further exercise thereof or the exercise of any other right.  The remedies provided for in this Agreement or otherwise with respect to any of the Secured Obligations are cumulative and not exclusive of any remedies provided by law.

17.           Notices.  Unless otherwise specifically provided herein, all notices shall be in writing addressed to the respective party as set forth below and may be personally served, faxed, telecopied or sent by overnight courier service or United States mail:

If to the Pledgor:

Kenneth O. Morgan
209 South Stephanie Street, Suite B221
Henderson, Nevada 89012

If to the Secured Party:

St. George Investments, LLC
Attn: John M. Fife
303 East Wacker Drive, Suite 301
Chicago, Illinois 60601

with a copy to (which shall not constitute notice):

Bennett Tueller Johnson & Deere, P.C.
Attn: Jonathan K. Hansen
3165 East Millrock Drive, Suite 500
Salt Lake City, Utah 84121

Any notice given pursuant to this Section 17 shall be deemed to have been given:  (a) if delivered in person, when delivered; (b) if delivered by fax, on the date of transmission if transmitted on a business day before 4:00 p.m. at the place of receipt or, if not, on the next succeeding business day; (c) if delivered by overnight courier, two (2) days after delivery to such courier properly addressed; or (d) if by United States mail, four (4) business days after deposit in the United States mail, with postage prepaid and properly addressed.  Any party hereto may change the address or fax number at which he or it is to receive notices hereunder by notice to the other party in writing in the foregoing manner.

18.           Continuing Security Interest.  This Agreement shall create a continuing security interest in the Collateral and shall:  (a) remain in full force and effect until the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under each of the Notes; (b) be binding upon the Pledgor and his successors and assigns; and (c) inure to the benefit of the Secured Party and its successors, transferees, and assigns.  Upon the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under each of the Notes, the security interests granted herein shall automatically terminate and all rights to the Collateral shall revert to the Pledgor.  Upon any such termination, the Secured Party, at the Pledgor’s expense, shall execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.  Such documents shall be prepared by the Pledgor and shall be in form and substance reasonably satisfactory to the Secured Party.

19.           Security Interest Absolute.  To the maximum extent permitted by law, all rights of the Secured Party, all security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

(a)           any lack of validity or enforceability of any of the Secured Obligations or any other agreement or instrument relating thereto, including any of the Loan Documents;

(b)           any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents, or any other agreement or instrument relating thereto;

(c)           any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations; or

(d)           any other circumstances that might otherwise constitute a defense available to, or a discharge of, the Pledgor.

20.           Headings.  Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

21.           Severability.  If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted by law and the balance of this Agreement shall remain in full force and effect.

22.           Counterparts; Telefacsimile Execution.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement.  Delivery of an executed counterpart of this Agreement by facsimile or email shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by facsimile or email also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

23.           Waiver of Marshaling.  Each of the Pledgor and the Secured Party acknowledges and agrees that in exercising any rights under or with respect to the Collateral:  (a) the Secured Party is under no obligation to marshal any Collateral; (b) may, in its absolute discretion, realize upon the Collateral in any order and in any manner it so elects; and (c) may, in its absolute discretion, apply the proceeds of any or all of the Collateral to the Secured Obligations in any order and in any manner it so elects.  The Pledgor and the Secured Party waive any right to require the marshaling of any of the Collateral.

24.           Waiver of Jury Trial.  THE PLEDGOR AND THE SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  THE PLEDGOR AND THE SECURED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS OR HIS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

25.           Ownership Limitation. Notwithstanding the provisions of this Agreement, in no event shall the Secured Party own Collateral to the extent that, after taking into account the Common Stock of the Maker then owned by the Secured Party and its affiliates, would result in the beneficial ownership by the Secured Party and its affiliates of more than 9.99% of the outstanding Common Stock of the Maker.  For purposes of this Section, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act of 1934, as amended.

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IN WITNESS WHEREOF, the Pledgor and the Secured Party have caused this Agreement to be duly executed and delivered by their officers thereunto, as applicable, duly authorized as of the date first written above.

THE PLEDGOR:

/s/ Kenneth O. Morgan
Kenneth O. Morgan, an individual

THE SECURED PARTY:

ST. GEORGE INVESTMENTS, LLC, an Illinois limited liability company

By:	/s/ John M. Fife
Name: John M. Fife
Title: Manager